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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John H. Goldsmith and Kenneth S. Klipper as his or her true and lawful attorney-in-fact each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign any or all amendments; (including post-effective amendments) to a registration statement on Form S-8, or any other form that may be used from time to time with respect to the registration and issuance of the stock options and the shares of Common Stock and other interests of Tucker Anthony Sutro issuable under the Employee Stock Purchase Plan for the Employees of Hill Thompson Magid, L.P., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute, acting alone, may lawfully do or cause to be done by virtue hereof.

                              /s/ John F. Luikart                  1/16/01
                              -------------------------            -------
                              John F.  Luikart                     Date



                              /s/ David P. Prokupek                1/16/01
                              -------------------------            -------
                              David P. Prokupek                    Date



                              /s/ Mark T. Whaley                   1/16/01
                              -------------------------            -------
                              Mark T. Whaley                       Date



                              /s/ Robert H. Yevich                 1/16/01
                              -------------------------            -------
                              Robert H. Yevich                     Date



                              /s/ C. Hunter Boll                   1/16/01
                              -------------------------            -------
                              C. Hunter Boll                       Date

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                              /s/ Winston J. Churchill             1/16/01
                              -------------------------            -------
                              Winston J. Churchill                 Date



                              /s/ Thomas M. Hagerty                1/16/01
                              -------------------------            -------
                              Thomas M. Hagerty                    Date


                              /s/ David V. Harkins                 1/16/01
                              -------------------------            -------
                              David V. Harkins                     Date



                              /s/ Hugh R. Harris                   1/16/01
                              -------------------------            -------
                              Hugh R. Harris                       Date



                              /s/ Seth W. Lawry                    1/16/01
                              -------------------------            -------
                              Seth W. Lawry                        Date